UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AquaBounty Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOVEMBER 19, 2020

A special meeting of stockholders of AquaBounty Technologies, Inc. (“AquaBounty” or the “Company”) will be held on November 19, 2020, at 8:30 a.m. Eastern Time, at 2 Mill and Main Place, Suite 395, Maynard, Massachusetts 01754, for the following purpose:

•

to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of our common stock, $0.001 par value per share (“Common Stock”) from 50,000,000 to 80,000,000; and

•	to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 28, 2020, the record date, are entitled to notice of and to vote at the special meeting.

Stockholders are cordially invited to attend the special meeting, however, we strongly encourage all stockholders, for their own well-being and to reduce the risk of aiding the spread of the current coronavirus (“COVID-19”), to vote their shares prior to the special meeting. Further details on how to vote by internet or by mail are set out in the accompanying proxy statement.

We intend to hold the special meeting in person at our corporate headquarters. However, we are actively monitoring the COVID-19 global pandemic and are sensitive to the public health and travel concerns our stockholders and employees may have and the protocols that governments may impose. If you elect to attend the special meeting in person, we ask that you follow recommended guidance, mandates and applicable executive orders from federal and state authorities, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well, have had close contact (defined as being within six feet for 15 minutes or more without facial covering) with someone who has tested positive for COVID-19, or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting. We will require all attendees to comply with the Company’s policies in place at the time of the meeting including but not limited to a temperature check, wearing a mask and maintaining six-foot social distance. In the event it is not possible or advisable to hold the special meeting in person, we will publicly announce alternative arrangements for the special meeting as promptly as practicable, which may include holding the special meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by, among other actions, issuing a press release and posting such information on our website.

Your vote is very important. Whether or not you plan to attend the special meeting, we hope you will vote as soon as possible. Please vote before the special meeting using the internet; telephone; or by signing, dating, and mailing the proxy card in the pre-paid envelope, to ensure that your vote will be counted. Please review the instructions on each of your voting options described in the accompanying proxy statement. Your proxy may be revoked before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.

Sincerely,

Sylvia Wulf
President, Chief Executive Officer, and Director

Maynard, Massachusetts

[                ], 2020

Forward-Looking Statements

This proxy statement contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, as amended, that involve significant risks and uncertainties about AquaBounty. AquaBounty may use words such as “expect,” “anticipate,” “project,” “intend,” “plan,” “aim,” “believe,” “seek,” “estimate,” “can,” “focus,” “will,” and “may” and similar expressions to identify such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, whether or not AquaBounty will be able to raise additional capital, market and other conditions, AquaBounty’s business and financial condition, and the impact of general economic, public health, industry or political conditions in the United States or internationally. For additional disclosure regarding these and other risks faced by AquaBounty, see disclosures contained in AquaBounty’s public filings with the Securities and Exchange Commission, including the “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You should consider these factors in evaluating the forward-looking statements included in this proxy statement and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and AquaBounty undertakes no obligation to update such statements as a result of new information, except as required by law.

i

2020 PROXY STATEMENT

2 Mill & Main Place, Suite 395

Maynard, Massachusetts 01754

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 19, 2020

General

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at our special meeting of stockholders to be held on November 19, 2020, at 8:30 a.m. Eastern Time, at 2 Mill and Main Place, Suite 395, Maynard, Massachusetts 01754, for the following purposes:

•	to approve an amendment to the Charter to increase the number of authorized shares of our Common Stock from 50,000,000 to 80,000,000; and

•	to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the Annual Meeting, however, we strongly encourage all stockholders, for their own well-being and to reduce the risk of aiding the spread of COVID-19, to vote their shares prior to the special meeting.

We intend to hold the special meeting in person at our corporate headquarters. However, we are actively monitoring the COVID-19 global pandemic and are sensitive to the public health and travel concerns our stockholders and employees may have and the protocols that governments may impose. If you elect to attend the special meeting in person, we ask that you follow recommended guidance, mandates and applicable executive orders from federal and state authorities, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well, have had close contact (defined as being within six feet for 15 minutes or more without facial covering) with someone who has tested positive for COVID-19, or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting. We will require all attendees to comply with the Company’s policies in place at the time of the meeting including but not limited to a temperature check, wearing a mask and maintaining six-foot social distance.

In the event it is not possible or advisable to hold the special meeting in person, we will publicly announce alternative arrangements for the special meeting as promptly as practicable, which may include holding the special meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by, among other actions, issuing a press release and posting such information on our website.

Proxy Materials

A copy of our proxy materials is available, free of charge, on www.envisionreports.com/AQB, the Securities and Exchange Commission (“SEC”) website at www.sec.gov, and our corporate website at www.aquabounty.com. By referring to our website, we do not incorporate our website or any portion of that website by reference into this proxy statement. We intend to mail these proxy materials on or about [                ], 2020 to all stockholders of record entitled to vote at the special meeting.

If your shares are held in more than one account at a brokerage firm, bank, broker-dealer, or other similar organization, you may receive more than one copy of the proxy materials. Please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. If you are a registered holder, you can accomplish this by contacting our transfer agent, Computershare, at (800) 736-3001 or in writing to Computershare, PO. Box 30170, College Station, Texas 77842. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, you can accomplish this by contacting that organization.

Householding of Proxy Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any documents to you if you write to us at 2 Mill & Main Place, Suite 395, Maynard, MA 01754, Attention: Corporate Secretary or call us at (978) 648-6000. If you want to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Voting Quorum

Our outstanding Common Stock constitutes the only class of securities entitled to vote at the special meeting. Common stockholders of record at the close of business on October 28, 2020, the record date for the special meeting, are entitled to notice of and to vote at the special meeting. On the record date, [                ] shares of our Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on October 28, 2020, will constitute a quorum.

All votes will be tabulated by the Inspector of Elections appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Broker non-votes occur when a nominee, such as a brokerage firm or financial institution, that holds shares on behalf of a beneficial owner does not receive voting instructions from such owner regarding a matter for which such nominee does not have discretion to vote without such instructions. The rules applicable to brokerage firms and financial institutions permit nominees to vote in their discretion on routine matters in the absence of voting instructions from the beneficial holder. On non-routine matters, nominees cannot vote unless they receive instructions from the beneficial owner. The increase in the number of authorized shares of Common Stock and Preferred Stock authorized for issuance is a non-routine matter. Abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum for the transaction of business. See “Voting Procedure-Beneficial Owners of Shares Held in Street Name” below.

Approval of the amendment to the Charter, to increase the number of authorized shares of Common Stock available for issuance requires the affirmative vote of holders of a majority of the outstanding shares of common stock. Abstentions with respect to this proposal will count as votes against this proposal. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Voting Procedure

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are a stockholder of record and you received the proxy materials by mail or electronic mail with instructions regarding how to view our proxy materials on the internet, how to receive a paper or email copy of the proxy materials, and how to vote by proxy. You can vote at the special meeting or by proxy. There are three ways stockholders of record can vote by proxy: (1) by telephone (by following the instructions on the proxy card, or by following the instructions on the internet); (2) by internet (by following the instructions provided on the proxy card); or (3) by mail, (by completing and returning the proxy card enclosed in the proxy materials prior to the special meeting) or submitting a signed proxy card at the special meeting. Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted as follows at the special meeting:

•	FOR the approval of the amendment to the Charter to increase the number of authorized shares of our Common Stock available for issuance as described in Proposal One.

If you are a stockholder of record, you need to register to attend the special meeting. To register, just follow the instructions on the notice or proxy card that you received. We strongly encourage all stockholders, for their own well-being and to reduce the risk of aiding the spread of COVID-19, to vote their shares prior to the special meeting.

Beneficial Owners of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and such organization forwarded to you the proxy materials by mail. There are two ways beneficial owners of shares held in street name can vote by proxy: (1) by mail, by following the instructions on the voting instruction form; or (2) by internet, by following the instructions provided herein. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. If you do not provide such organization with specific voting instructions, under the rules of the various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If such organization does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our Inspector of Elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” A broker non-vote will have the effects described above under “Voting Quorum.”

If you are a beneficial owner of shares held in “street name” and wish to attend the special meeting, whether you intend to vote your shares at the meeting or not, you must register in advance to do so. We strongly encourage all stockholders, for their own well-being and to reduce the risk of aiding the spread of COVID-19, to vote their shares prior to the special meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your AquaBounty Technologies, Inc. holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 18, 2020. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to Computershare as follows:

By email

Forward the email from your broker, or attach an image of your legal proxy,

to legalproxy@computershare.com

By mail

Computershare

AquaBounty Technologies, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Although we do not know of any business to be considered at the special meeting other than the proposal described in this proxy statement, if any other business is presented at the special meeting, your signed proxy or your authenticated internet or telephone proxy will give authority to each of Sylvia Wulf, David A. Frank and Angela M. Olsen to vote on such matters at his or her discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON.

You may revoke your proxy at any time before it is actually voted at the special meeting by:

•	delivering written notice of revocation to our Corporate Secretary at 2 Mill & Main Place, Suite 395, Maynard, Massachusetts 01754;

•	submitting a later-dated proxy; or

•	attending the special meeting and voting.

Your attendance at the special meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person attending the special meeting by executing a form of proxy designating that person to act on your behalf.

Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial owner of our shares, but those shares are held of record by another person such as a brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote the shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Solicitation

This solicitation is made on behalf of our Board of Directors, and we will pay the costs of solicitation. Copies of solicitation materials will be furnished to banks, brokerage firms, and other custodians, nominees, and fiduciaries holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners upon request. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal interview. No additional compensation will be paid to these individuals for any such services. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur.

Stockholder Proposals for the 2021 Annual Meeting

Stockholder proposals that are intended to be presented at our 2021 annual meeting of stockholders and included in our proxy statement relating to the 2021 annual meeting must be received by us no later than November 19, 2020, which is 120 calendar days before the anniversary of the date on which our proxy statement for our 2020 annual meeting was first distributed to our stockholders. If the date of the 2021 annual meeting is moved more than 30 days prior to, or more than 30 days after, April 28, 2021, the deadline for inclusion of proposals in our proxy statement for the 2021 annual meeting instead will be a reasonable time before we begin to print and mail our proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2021 annual meeting.

If a stockholder wishes to present a proposal at our 2021 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to the 2021 annual meeting, the stockholder must give advance notice to us prior to the deadline (the “Bylaw Deadline”) for the annual meeting determined in accordance with our Amended and Restated Bylaws (“Bylaws”) and comply with certain other requirements specified in our Bylaws. Under our Bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than February 2, 2021, which is 45 calendar days prior to the first anniversary of the date on which we mailed the proxy materials for the 2020 annual meeting.

However, if we change the date of the 2021 annual meeting so that it occurs more than 30 days prior to, or more than 30 days after, April 28, 2021, stockholder proposals intended for presentation at the 2021 annual meeting, but not intended to be included in our proxy statement relating to the 2021 annual meeting, must be delivered to or mailed and received by our Corporate Secretary at 2 Mill & Main Place, Suite 395, Maynard, Massachusetts 01754 no later than the close of business on the ninetieth calendar day prior to the 2021 annual meeting or the twentieth calendar day following the day on which public disclosure on the date of the 2021 annual meeting is first made (the “Alternate Date”). If a stockholder gives notice of such proposal after the Bylaw Deadline (or the Alternate Date, if applicable), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2021 annual meeting.

All notices of stockholder proposals submitted pursuant to our bylaws must include the following: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of the common stock of the Company that are owned by the stockholder proposing the business to be brought before the annual meeting; (iv) a description of all arrangements or understandings among the stockholder submitting the proposal, the beneficial owner on whose behalf the proposal is made, and any other person or persons in connection with the proposal and any material interest of such stockholder in the proposal; and (v) a representation that the stockholder submitting the proposal intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this special meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the special meeting or any adjournment or postponement thereof.

MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL ONE:

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE

OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES

OF COMMON STOCK

Our Charter currently authorizes us to issue a total of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Our Board has approved, and is seeking stockholder approval of, an amendment to the Charter (the “Amendment”) to implement an increase in the number of shares of authorized Common Stock from 50,000,000 shares to 80,000,000.

On October 9, 2020, our Board unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders and recommended that our stockholders approve the Amendment. In accordance with the General Corporation Law of the State of Delaware, we are hereby seeking approval of the Amendment by our stockholders.

No other changes to the Charter are being proposed, and the Amendment will not modify the number of shares held by, or the rights of, existing stockholders.

The full text of the proposed Amendment is attached to this proxy statement as Appendix A.

Reasons for the Authorized Shares Amendment

The Board is proposing the Amendment to increase the number of authorized shares of our Common Stock in order to provide the Company with the ability to raise the capital necessary to continue and grow its operations.

Of the 50,000,000 shares of Common Stock that are currently authorized to be issued under the Charter, as of October 28, 2020, [                ] shares are issued and outstanding, [                ] are reserved for issuance under our equity plans, and [                ] are issuable upon the exercise of our outstanding warrants. Of the 5,000,000 shares of Preferred Stock that are currently authorized to be issued under the Charter, none are issued and outstanding, and there are currently no outstanding rights to acquire any Preferred Stock. The Board believes that the increase in the number of authorized shares of Common Stock will provide sufficient reserves of authorized but unissued shares (i.e., [                ] shares of Common Stock and 5,000,000 shares of Preferred Stock) to generally support our growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The additional authorized shares would enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Increasing the number of authorized shares of Common Stock will not alter the number of shares of Common Stock presently issued and outstanding or reserved for issuance and will not change the relative rights and privileges of the shares of Common Stock previously authorized, issued and outstanding.

Potential Adverse Effects of Proposed Amendment

If this Amendment is adopted, the additional authorized shares of Common Stock can be issued or reserved with the approval of the Board at times, in amounts and upon terms that the Board may determine, without additional stockholder approval, except as may be required by applicable law. The issuance of any of the additional authorized shares of Common Stock may dilute the proportionate ownership and voting power of existing stockholders, and their issuance, or the possibility of their issuance, may depress the market price of our Common Stock. Other than pursuant to the terms of our outstanding stock options and warrants, we do not have any existing plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares of Common Stock.

The availability of additional authorized but unissued shares of Common Stock and Preferred Stock may enable our Board to render it more difficult, or discourage an attempt to obtain control of the Company, which may adversely affect the market price of our Common Stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in our best interests, such shares could be issued by the Board without stockholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Risks of Non-Approval

Given that approximately [    ] % of our currently authorized Common Stock as of October 28, 2020 were either issued and outstanding, or shares reserved for issuance, if the stockholders do not approve the Amendment, we may be precluded from pursuing a wide range of potential corporate opportunities that might require working capital, additional financing or otherwise be in the best interests of our stockholders. This could have a material adverse effect on our business and prospects.

Effectiveness of the Authorized Shares Amendment

If the Amendment is approved by our stockholders, it will become effective upon the acceptance by the Secretary of State of the State of Delaware of the filing of the Amendment. Such filing is expected to occur promptly after stockholder approval of this proposal. If the Amendment is not approved, the Charter would remain unchanged, and the number of authorized shares of Common Stock and Preferred Stock would remain 50,000,000 and 5,000,000, respectively. Other than as described herein, this proposed Amendment effects no other changes to the Charter.

Vote Required

The vote of a majority of our outstanding shares of Common Stock is required to amend the Charter to increase the number of authorized shares of our Common Stock to 80,000,000.

Recommendation of the Board of Directors

Our Board recommends that the stockholders vote FOR the proposal to approve the amendment to the Charter to increase the number of authorized shares of Common Stock to 80,000,000.

OTHER MATTERS

We do not know of any matters to be presented at the special meeting of stockholders other than those mentioned in this proxy statement. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board recommends.

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of September 30, 2020, by (i) each person who, to our knowledge, beneficially owns 5% or more of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each named executive officer, and (iv) all current directors and executive officers as a group. Except for shares of our Common Stock held in brokerage accounts that may, from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned by our directors or executive officers are currently pledged as security for any outstanding loan or indebtedness.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. The table lists applicable percentage ownership based on 44,916,926 shares of our Common Stock outstanding as of September 30, 2020. The number of shares beneficially owned includes shares of our Common Stock that each person has the right to acquire within 60 days of September 30, 2020, including upon the exercise of stock options or warrants. These stock options and warrants are deemed outstanding for the purpose of computing the percentage of outstanding shares of our Common Stock owned by such person but are not deemed outstanding for the purpose of computing the percentage of outstanding shares of our Common Stock owned by any other person.

Name and address of beneficial owner(1)	Number of Shares Beneficially Owned	Percent of Class
Randal J. Kirk(2)	18,255,002	40.6%
The Governor Tyler
1881 Grove Avenue
Radford, Virginia 24141
LLF Financial S.A.(3)	3,161,192	7.0%
23 Rue Aldringen
Luxembourg, Luxembourg L-1118
Sylvia A. Wulf	357,831	*
David A. Frank	124,215	*
Alejandro Rojas	87,695	*
Richard J. Clothier	75,883	*
Alana D. Czypinski(2)	18,255,002	40.6%
Theodore J. Fisher	1,090	*
Richard L. Huber	79,606	*
Christine St.Clare	15,095	*
Rick Sterling	2,385	*
James C. Turk	32,859	*

Executive officers and directors as a group (13 persons)	19,190,098	42.3%

*	Indicates beneficial ownership of less than one percent of the total outstanding shares of our Common Stock.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o AquaBounty Technologies, Inc., 2 Mill & Main Place, Suite 395, Maynard, MA 01754.
(2)	Based solely on a Schedule 13D/A filed on August 13, 2020, by Randal J. Kirk; Third Security; TS AquaCulture LLC (“TS AquaCulture”); and TS Biotechnology Holdings, LLC (“TS Biotechnology”),

TS AquaCulture owns 8,239,199 shares of our Common Stock, or approximately 18.3% of our outstanding shares, and TS Biotechnology owns 9,175,000 shares of our Common Stock, or approximately 20.4% of our outstanding shares. In addition, entities controlled by Mr. Kirk, including Third Security and its affiliates other than TS AquaCulture and TS Biotechnology, currently hold 837,554 shares of our Common Stock, or approximately 1.9% of our outstanding shares. TS AquaCulture and TS Biotechnology are managed by Third Security. Further, Alana D. Czypinski, who is married to Randal J. Kirk, has reported that she owns 3,249 shares of Common Stock, which includes 1,090 shares of Common Stock underlying outstanding stock options that are or will be immediately exercisable within 60 days of September 30, 2020, in her own name, which is less than one percent of our outstanding shares. Based on these holdings, Mr. Kirk, Third Security’s Chief Executive Officer and Senior Managing Director, and Ms. Czypinski have each reported control over approximately 40.6% of our outstanding shares. Mr. Kirk and Ms. Czypinski each disclaim beneficial ownership of the shares owned directly by the other, and Ms. Czypinski disclaims beneficial ownership of the shares deemed beneficially owned by Mr. Kirk, other than those that she owns directly.
(3)

Based solely on a Schedule 13G filed on February 25, 2020, by Sopica Special Opportunities Fund LTD (“SSOF”), Sopica Global Retail Growth Fund LTD (“SGRGF”), and LLF Financial S.A. (“LLFF”), SSOF owns 511,192 shares of our common stock, or approximately 1.1% of our outstanding shares, and SGRGF owns 2,650,000 shares of our common stock, or approximately 5.9% of our outstanding shares. LLFF is the investment manager for, and holds all of the management shares of, each of SSOF and SGRGF and reports control over approximately 7.0% of our outstanding shares. Messrs. Yuriy Lopatynskyy and Henndiy Lopatynskyy each own half of the equity interests in LLFF.

ADDITIONAL INFORMATION

This proxy statement is available at www.envisionreports.com/AQB.

A copy of the Company’s 2019 Annual Report is available without charge upon written request to: 2 Mill and Main Place, Suite 395, Maynard, Massachusetts 01754.

BY ORDER OF THE BOARD OF DIRECTORS OF AQUABOUNTY TECHNOLOGIES, INC.

Sylvia Wulf President, Chief Executive Officer and Director

Maynard, Massachusetts

[                ], 2020

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AQUABOUNTY TECHNOLOGIES, INC.

AquaBounty Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

FIRST: That, at a meeting of the Board of Directors of the Corporation on October 9, 2020, a resolution was duly adopted setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended, in the form set forth below (the “Amendment”), declaring the Amendment to be advisable and calling for consideration of said proposed Amendment by the stockholders of the Corporation.

“RESOLVED, that, having determined that an increase in the Corporation’s authorized Common Stock to 80,000,000 shares is in the best interest of the Corporation and its stockholders, subject to the consideration and approval of the Corporation’s stockholders, Article 4 of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended, be, and it hereby is, amended to replace subsection (a) thereof in its entirety with the following:

4. (a) The Corporation is authorized to issue two classes of stock to be designated Common Stock and Preferred Stock. The Corporation is authorized to issue 80,000,000 shares of Common Stock, with a par value of $0.001 per share, and 5,000,000 shares of Preferred Stock, with a par value of $0.01 per share.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on November 19, 2020, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation to be signed this              day of                     , 2020.

AquaBounty Technologies, Inc.

By:
Authorized Officer

Title: President and Chief Executive Officer
Name: Sylvia Wulf

A-1

ENDORSEMENT LINE SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by November 17, 2020 at 11:59 P.M. Eastern Time.
Online
Go to www.envisionreports.com/AQB or scan the QR code login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AQB

Special Meeting Proxy Card 1234 5678 9012 345
qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
A Proposals — The Board of Directors recommend a vote FOR Proposal 1.
For Against Abstain 1. To approve an amendment to our third Amended and Restated Certification of Incorporation, as amended, to increase the number of authorized shares of our common stock, $0.001 par value per share, from 50,000,000 to 80,000,000
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
Special Meeting Admission Ticket
Special Meeting of AquaBounty Technologies, Inc. Stockholders
Thursday, November 19, 2020, 8:30 A.M. Eastern Time AquaBounty Technologies, Inc.
2 Mill & Main Place, Suite 395 Maynard, Massachusetts 01754
Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/AQB
Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AQB
qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
AquaBounty Technologies, Inc. + Notice of Special Meeting of Stockholders
Proxy Solicited by Board of Directors for the 2020 Special Meeting — November 19, 2020
Sylvia Wulf, David A. Frank, Angela M. Olsen, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers that the undersigned would possess if personally present, at the Special Meeting of Stockholders of AquaBounty Technologies, Inc., which will be held on November 19, 2020, at 8:30 a.m. Eastern Time at AquaBounty Technologies, Inc., 2 Mill & Main Place, Suite 395, Maynard, Massachusetts 01754, or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR item 1.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
Meeting Attendance Mark box to the right if you plan to attend the Special Meeting.